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                                                                      EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Stealth Medialabs, Inc. (the "Company") on Form 10-QSB for the quarterly period ended July 31, 2003, as filed with the Securities and Exchange Commission on September 15, 2003 (the "Report"), I, Howard Leventhal, Chairman, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                        By: /s/ Howard Leventhal
                                           ------------------------------------
                                           Howard Leventhal
                                           Chairman, Chief Executive Officer and
                                           Chief Financial Officer
                                           October 15, 2003